UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 22, 2017

Date of Report (Date of earliest event reported)

YuMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36039	27-0111478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1204 Middlefield Road, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 591-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01         Other Events

On June 22, 2017, YuMe, Inc. announced its Board of Directors declared a special dividend of $1.00 per share, and a quarterly dividend of $0.03 per share. The special dividend and the quarterly dividend are payable on July 7, 2017, to stockholders of record as of the close of business on July 3, 2017. A copy of the press release announcing the special dividend and quarterly dividend is attached hereto as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibit 99.1 – Press Release – June 22, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YuMe, Inc.

/s/ Paul Porrini

Paul Porrini
Chief Executive Officer

Dated: June 22, 2017